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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest                     March 14, 2006
        event reported)




                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                        1-9550                      62-1691861
---------------------   ---------------------------------  ---------------------
 (State or Other                   (Commission                (I.R.S. Employer
 Jurisdiction of                  File Number)              Identification No.)
  Incorporation)



     One Thousand Beverly Way
      Fort Smith, Arkansas                                     721919
----------------------------------------------------  --------------------------
 (Address of Principal Executive Offices)                    (Zip Code)



  Registrant's telephone number including area code        (479) 201-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing rule or
Standard; Transfer of Listing.

On March 14, 2006, PSC Sub, LLC ("PSC Sub"), a Delaware limited liability company formerly known as PSC Sub, Inc., and a wholly owned subsidiary of Pearl Senior Care, LLC ("PSC"), a Delaware limited liability company formerly known as Pearl Senior Care, Inc., was merged (the "Merger") with and into Beverly Enterprises, Inc. (the "Company") pursuant to the terms of the Agreement and Plan of Merger, dated as of August 16, 2005, as amended as of August 23, 2005, September 22, 2005, November 20, 2005 and December 20, 2005, by and among the Company, PSC, PSC Sub, and Geary Property Holdings, LLC. PSC is an affiliate of Fillmore Capital Partners, LLC ("Fillmore Capital Partners).

As a result of the Merger, each share of common stock (each a "Share") of the Company outstanding (other than treasury Shares or Shares held by shareholders who properly exercised appraisal rights under Delaware law) has been converted into the right to receive $12.50 per Share in cash, without interest.

As a result of the Merger, the Company no longer fulfills the numerical listing requirements of the New York Stock Exchange (the "NYSE"). Accordingly, the Company will notify the NYSE and request that its common stock be withdrawn from listing on the NYSE prior to the open of trading on March 15, 2006. The Company also will file with the Securities and Exchange Commission (the "SEC") a Certification on Form 15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requesting that the Company's common stock be deregistered and that the Company's reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

A copy of the press release issued by the Company and PSC announcing the completion of the Merger is attached as Exhibit 99.1 hereto.

Item 8.01  Other Events.

The information contained in Item 3.01 above is incorporated herein by reference.

Item 9.01   Financial Statement, Pro Forma Financial Information and Exhibits.

       (a)      Exhibits

       Exhibit No.       Exhibit
       -----------       -------
              99.1       Press Release issued by Company and PSC, dated
                         March 14, 2006, announcing completion of the Merger.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 14, 2006                       BEVERLY ENTERPRISES, INC.


                                             By: /s/ John G. Arena
                                                --------------------------------
                                             Name:   John G. Arena
                                             Title:  Assistant Secretary


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                                  EXHIBIT INDEX

        Exhibit No.      Exhibit
        -----------      -------
              99.1       Press Release issued by Company and PSC, dated
                         March 14, 2006, announcing completion of the Merger.




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